Supplement Dated June 1, 2003
to
Prospectus Dated May 1, 2003
for
Protective Advantage® Variable Annuity

issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This supplement describes changes to the maximum aggregate Purchase Payments that will be accepted for the Contracts without prior administrative office approval.

SUMMARY

The sixth sentence of the section "SUMMARY, The Contract, What are the Purchase Payments?" is replaced in its entirety with the following sentence:

What are the Purchase Payments?	The maximum aggregate Purchase Payment(s) we will accept without prior administrative office approval is $1,000,000.

DESCRIPTION OF THE CONTRACT

The third and fourth sentences of the second paragraph of the section "DESCRIPTION OF THE CONTRACT, Purchase Payments" are replaced in their entirety with the following sentences:

Protective Life retains the right to limit the maximum aggregate Purchase Payments that can be made without prior administrative office approval. This amount is currently $1,000,000.